UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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DUKE ENERGY CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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M20797-P90675 Meeting Information Meeting Type: Annual For holders as of: 3/11/10 Date: 5/6/10 Time: 10:00 a.m. Location: You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. DUKE ENERGY CORPORATION *** Exercise Your Right to Vote *** IMPORTANT NOTICE Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 6, 2010 Energy Center - O.J. Miller Auditorium 526 South Church St. Charlotte, NC 28202 DUKE ENERGY CORPORATION 526 SOUTH CHURCH ST. CHARLOTTE, NC 28202

M20798-P90675 Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT Before You Vote How to Access the Proxy Materials How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 22, 2010 to facilitate timely delivery. How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Voting Items 01) William Barnet, III 02) G. Alex Bernhardt, Sr. 03) Michael G. Browning 04) Daniel R. DiMicco 05) John H. Forsgren 06) Ann Maynard Gray 07) James H. Hance, Jr. 08) E. James Reinsch 09) James T. Rhodes 10) James E. Rogers 11) Philip R. Sharp 3. Ratification of Deloitte & Touche LLP as Duke Energy Corporation's independent public accountant for 2010 1. Election of eleven directors: 2. Approval of the Duke Energy Corporation 2010 Long-Term Incentive Plan 4. Shareholder Proposal Relating to Preparation of a Report on Duke Energy Global Warming-Related Lobbying Activities 5. Shareholder Proposal Relating to Majority Voting for the Election of Directors 6. Shareholder Proposal Regarding the Retention of Equity Compensation by Senior Executives M20799-P90675 The Board of Directors recommends a vote "FOR ALL" Director Nominees. The Board of Directors recommends a vote "FOR" Proposals 2 and 3. The Board of Directors recommends a vote "AGAINST" Proposals 4, 5, and 6.

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